UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 21, 2014

CONNECTONE BANCORP, INC.

(Exact name of Company as specified in its charter)

New Jersey	001-35812	26-1998619
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code  (201) 816-8900

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

ConnectOne Bancorp, Inc. (the “Registant” or “ConnectOne Bancorp”) previously announced its entry into an Agreement and Plan of Merger (the “Merger Agreement”) with Center Bancorp, Inc., a New Jersey corporation (“Center Bancorp”). In connection therewith, the Registrant is furnishing as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K an investor presentation for various investor meetings which may be held prior to the consummation of the Merger. A printable version of the presentation also is available on the Registrant’s website at http://www.connectonebank.com. The Registrant is not undertaking to update this presentation. The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall be not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The filing of this information under Item 7.01 of Form 8-K will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Center Bancorp and ConnectOne Bancorp intend to file a joint proxy statement, and Center Bancorp intends to file a registration statement that will include the joint proxy statement as a prospectus, with the Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by Center Bancorp and ConnectOne Bancorp with the Commission at the Commission’s web site at www.sec.gov. These documents may be accessed and downloaded for free at ConnectOne Bancorp’s website at www.connectonebank.com or by directing a request to Investor Relations, ConnectOne Bancorp, 301 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 (201-816-8900). Documents filed by Center Bancorp, Inc. with the Commission may also be accessed and downloaded for free at Center’s website at www.centerbancorp.com.com or by directing a request to Investor Relations, Center Bancorp, Inc., 2455 Morris Ave, Union, NJ 07083 ((908) 688-9500).

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Center Bancorp or ConnectOne Bancorp. However, Center Bancorp, ConnectOne Bancorp and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Center Bancorp’s and ConnectOne Bancorp’s shareholders in respect of the proposed transaction. Information regarding the directors and executive officers of ConnectOne Bancorp may be found in its definitive proxy statement relating to its 2013 Annual Meeting of Shareholders, which was filed with the Commission on April 8, 2013, and can be obtained free of charge from ConnectOne Bancorp’s website. Information regarding the directors and executive officers of Center Bancorp may be found in its definitive proxy statement relating to its 2013 Annual Meeting of Shareholders, which was filed with the Commission on April 15, 2013, and can be obtained free of charge from Center Bancorp’s website. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K (including Exhibits 99.1 hereto) contains forward-looking statements with respect to the proposed mergers and the timing of consummation of the mergers that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could” and other similar expressions are intended to identify such forward looking statements. These forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ material and adversely from such forward-looking statements: failure to obtain shareholder or regulatory approval for the Merger of ConnectOne Bancorp into Center Bancorp, and the Bank Merger of ConnectOne Bank into Center Bank; material adverse changes in Center Bancorp’s or ConnectOne Bancorp’s operations or earnings; decline in the economy in Center Bancorp’s and ConnectOne Bancorp’s primary market areas; as well as the risk factors set forth in the periodic reports filed by Center Bancorp and ConnectOne Bancorp with the Commission. Neither Center Bancorp nor ConnectOne Bancorp assumes any obligation for updating any such forward-looking statements at any time.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Investor presentation materials for various investor meetings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: January 21, 2014	By: /s/ William S. Burns__________
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit Number	Description

99.1	Investor presentation materials for various investor meetings.

Exhibit 99.1 is furnished with this Current Report on Form 8-K.